YIELDQUEST TOTAL RETURN BOND FUND
YIELDQUEST TAX-EXEMPT BOND FUND
YIELDQUEST CORE EQUITY FUND
Supplement dated September 2, 2010 to the
Prospectus and Statement of Additional Information dated March 1, 2010
Effective September 1, 2010, Jay K. Chitnis, CFA, Chairman, Portfolio Manager and Chief Investment Strategist, is solely responsible for determining the investment strategy to be used by, and the advice to be given to, the YieldQuest Funds. Mr. Chitnis has served in this role since the inception of the Funds in 2005. John N. Bliss will continue to assist Mr. Chitnis in implementing the investment strategy and day-to-day management of the Core Equity Fund. All references in the YieldQuest Funds’ Prospectus and Statement of Additional Information to Joseph B. Patire and David N. Summers IV as co-portfolio managers and officers are hereby deleted in their entirety.
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This supplement and the Prospectus provide the information a prospective investor should know about YieldQuest Funds and should be retained for future reference. A Statement of Additional Information dated March 1, 2010 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling YieldQuest Funds at (877) 497-3634.